Oppenheimer Gold & Special Minerals Fund

Two World Trade Center, New York, New York 10048-0203
1-800-525-7048

Statement of Additional  Information  dated October 28, 1998,  revised June 5,
1999

      This Statement of Additional Information of Oppenheimer Gold & Special Minerals Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated October 28, 1998. It should be read together with the Prospectus, which may be obtained by writing to the Fund's Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents

                                                                          Page

About the Fund

Investment Objective and Policies.......................................  2
   Investment Policies and Strategies...................................  2
   Other Investment Techniques and Strategies...........................  6
   Other Investment Restrictions........................................  17
How the Fund is Managed ................................................  18
   Organization and History.............................................  18
   Trustees and Officers of the Fund....................................  18
   The Manager and Its Affiliates.......................................  24
Brokerage Policies of the Fund..........................................  26
Performance of the Fund.................................................  28
Distribution and Service Plans..........................................  30
About Your Account
   How To Buy Shares....................................................  32
   How To Sell Shares...................................................  40
   How To Exchange Shares...............................................  44
Dividends, Capital Gains and Taxes......................................  46
Additional Information About the Fund...................................  49
Financial Information About the Fund
Independent Auditors' Report............................................  50
Financial Statements....................................................  51
Appendix A:  Industry Classifications...................................  A-1



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                                      49

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund may invest, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meanings as those terms have in the Prospectus.

      In selecting securities for the Fund's portfolio, the Fund's investment advisor, OppenheimerFunds, Inc. (the "Manager"), evaluates the merits of securities primarily through the exercise of its own investment analysis. This may include, among other things, evaluation of the history of the issuer's operations, prospects for the industry of which the issuer is part, the issuer's financial condition, the issuer's pending product developments and developments by competitors, the effect of general market and economic conditions on the issuer's business, and legislative proposals or new laws that might affect the issuer. Current income is not a consideration in the selection of portfolio securities for the Fund, whether for appreciation, defensive or liquidity purposes. The fact that a security has a low yield or does not pay current income will not be an adverse factor in selecting securities to try to achieve the Fund's investment objective of capital appreciation unless the Manager believes that the lack of yield might adversely affect appreciation possibilities.

      The portion of the Fund's assets allocated to securities selected for capital appreciation and the investment techniques used will depend upon the judgment of the Manager as to the future movement of the equity securities markets. If the Manager believes that economic conditions favor a rising market, the Fund will emphasize securities and investment methods selected for high capital growth. If the Manager believes that a market decline is likely, defensive securities and investment methods may be emphasized (See "Temporary Defensive Investments," below).

      |X| Foreign Securities. As noted in the Prospectus, the Fund may invest in securities (which may be dominated in U.S. dollars or non-U.S. currencies) issued or guaranteed by foreign corporations, certain supranational entities (described below) and foreign governments or their agencies or instrumentalities, and in securities issued by U.S. corporations denominated in non-U.S. currencies. All of these are considered to be "foreign securities." Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

      Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the sub-custodians or depositories holding them must be approved by the Fund's Board of Trustees to the extent that approval is required under applicable rules of the Securities and Exchange Commission. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

      |_| Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

      |_| Risks of Conversion to Euro. On January 1, 1999, eleven countries in the European Monetary Union will adopt the euro as their official currency. However, their current currencies (for example, the franc, the mark, and the lire) will also continue in use until January 1, 2002. After that date, it is expected that only the euro will be used in those countries. A common currency is expected to confer some benefits in those markets, by consolidating the government debt market for those countries and reducing some currency risks and costs. But the conversion to the new currency will affect the Fund operationally and also has potential risks, some of which are listed below. Among other things, the conversion will affect:

      o issuers in which the Fund invests, because of changes in the competitive environment from a consolidated currency market and greater operational costs from converting to the new currency. This might depress stock values.

      o vendors the Fund depends on to carry out its business, such as its Custodian (which holds the foreign securities the Fund buys), the Manager (which must price the Fund's investments to deal with the conversion to the euro) and brokers, foreign markets and securities depositories. If they are not prepared, there could be delays in settlements and additional costs to the Fund.

      o exchange contracts and derivatives that are outstanding during the transition to the euro. The lack of currency rate calculations between the affected currencies and the need to update the Fund's contracts could pose extra costs to the Fund.

      The Manager is upgrading (at its expense) its computer and bookkeeping systems to deal with the conversion. The Fund's Custodian has advised the Manager of its plans to deal with the conversion, including how it will update its record keeping systems and handle the redenomination of outstanding foreign debt. The Fund's portfolio manager will also monitor the effects of the conversion on the issuers in which the Fund invests. The possible effect of these factors on the Fund's investments cannot be determined with certainty at this time, but they may reduce the value of some of the Fund's holdings and increase its operational costs.

      |X| Investing in Mining Securities and Metal Investments. The type of securities that will be emphasized in the Fund's portfolio are Mining Securities and Metal Investments. Mining Securities are securities of companies engaged in mining, processing, or distributing gold and other metals or minerals. Metal Investments consist of gold or silver bullion, other precious metals, strategic metals, other metals naturally occurring with such metals, certificates representing an ownership interest in such metals, and gold or silver coins.

      |X| Special Risks of Concentrating Investments in Mining Securities and Metal Investments. Investments in Mining Securities and Metal Investments involve additional risks and considerations not typically associated with other types of investments: (1) the risk of substantial price fluctuations of gold and precious metals; (2) the concentration of gold supply is mainly in five territories (South Africa, Australia, the Commonwealth of Independent States (the former Soviet Union), Canada and the United States), and the prevailing economic and political conditions of these countries may have a direct effect on the production and marketing of gold and sales of central bank gold holdings;
(3) unpredictable international monetary policies, economic and political conditions; (4) possible U.S. governmental regulation of Metal Investments, as well as foreign regulation of such investments; and (5) possible adverse tax consequences for the Fund in making Metal Investments, if it fails to qualify as a "regulated investment company" under the Internal Revenue Code.

      Because the Fund concentrates its investments in Mining Securities and Metal Investments, an adverse change with respect to any of these risk factors could have a significant negative effect on the Fund's net asset value per share. These risks are discussed in greater detail below.

      |_| Risk of Price Fluctuations. The prices of precious and strategic metals are affected by various factors such as economic conditions, political events, governmental monetary and regulatory policies and market events. The prices of Mining Securities and Metal Investments held by the Fund may fluctuate sharply, which will affect the value of the Fund's shares.

      |_| Concentration of Source of Gold Supply and Control of Gold Sales. Currently, the four largest producers of gold are the Republic of South Africa, the Commonwealth of Independent States (which includes Russia and certain other countries that were part of the former Soviet Union), Canada and the United States. Economic and political conditions in those countries may have a direct effect on the production and marketing of gold and on sales of central bank gold holdings. In South Africa, the activities of companies engaged in gold mining are subject to the policies adopted by the Ministry of Mines. The Reserve Bank of South Africa, as the sole authorized sales agent for South African gold, has an influence on the price and timing of sales of South African gold. Political and social conditions in South Africa are still somewhat unsettled and may pose certain risks to the Fund (in addition to the risks described below under the caption "Foreign Securities"), because the Fund may hold a portion of its assets in securities of South African issuers.

      |_| Unpredictable International Monetary Policies, Economic and Political Conditions. There is the possibility that unusual international monetary or political conditions may make the Fund's portfolio assets less liquid, or that the value of the Fund's assets might be more volatile, than would be the case with other investments. In particular, the price of gold is affected by its direct and indirect use to settle net balance of payments deficits and surpluses between nations. Because the prices of precious or strategic metals may be affected by unpredictable international monetary policies and economic conditions, there may be greater likelihood of a more dramatic fluctuation of the market prices of the Fund's investments than of other investments.

      |_| Commodities Regulations. The trading of Metal Investments in the United States could become subject to the rules that govern the trading of agricultural and certain other commodities and commodity futures. In the opinion of the Fund's counsel, at present the Fund's permitted Metal Investments are either not subject to regulation by the Commodity Futures Trading Commission ("CFTC") or an exemption from regulation is available. The absence of CFTC regulation may adversely affect the continued development of an orderly market in Metal Investments trading in the United States. The development of a regulated futures market in Metal Investments trading may affect the development of a market in, and the price of, Metal Investments in the United States.

      |_| Effect on the Fund's Tax Status. By making Metal Investments, the Fund risks failing to qualify as a regulated investment company under the Internal Revenue Code. If the Fund should fail to qualify, it would lose the beneficial tax treatment accorded to qualifying investment companies under Subchapter M of the Code. Failure to qualify would occur if in any fiscal year the Fund either
(a) derived 10% or more of its gross income (as defined in the Internal Revenue Code, which disregards losses for this purpose) from sales or other dispositions of Metal Investments, or (b) held more than 50% of its net assets in the form of Metal Investments or in securities not meeting certain tests under the Internal Revenue Code (see "Dividends, Capital Gains and Taxes"). Accordingly, the Fund will endeavor to manage its portfolio within the limitations described above, and the Fund has adopted an investment restriction limiting the amount of its total assets that can be invested in Metal Investments. There can be no assurance that the Fund will qualify in every fiscal year. Furthermore, to comply with the limitations described above, the Fund may be required to make investment decisions the Manager would otherwise not make, foregoing the opportunity to realize gains, if necessary, to permit the Fund to qualify. See "Investment Restrictions."

      |X| Borrowing for Leverage. From time to time, the Fund may increase its ownership of securities by borrowing from banks on an unsecured basis to invest the borrowed funds in portfolio securities. Borrowing is subject to the restrictions stated in the Prospectus. Pursuant to the requirements of the Investment Company Act of 1940 (the "Investment Company Act"), any borrowing for this purpose will only be made if the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing. If the value of the Fund's assets, when computed in that manner, should fail to meet the 300% asset coverage requirement, the Fund is required to reduce its bank debt within three days to the extent necessary to meet that coverage requirement. To do so, the Fund may have to sell a portion of its investments at a time when it would otherwise not want to sell the securities. Interest on money the Fund borrows is an expense the Fund would not otherwise incur, so that during periods of substantial borrowings, its expenses may increase more than the expenses of funds that do not borrow.

Other Investment Techniques and Strategies

      |X| Temporary Defensive Investments. If economic, political or financial conditions adversely affect Mining Securities or Metal Investments, the Fund may depart from its usual concentration policy and may commit an increasing portion of its assets to defensive securities. These may include the types of securities described in the Prospectus. When investing for defensive purposes, the Fund will normally emphasize investment in short-term debt securities (that is, securities maturing in one year or less from the date of purchase), since those types of securities are generally more liquid and usually may be disposed of quickly without significant gains or losses so that the Manager may have liquid assets when it wishes to make investments in securities for appreciation possibilities.

      |X| Warrants. Warrants are options to purchase equity securities at set prices valid for a specified period of time. The prices of warrants do not necessarily move in a manner parallel to the prices of the underlying securities. The price the Fund pays for a warrant will be lost unless the warrant is exercised prior to its expiration. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

      |X| Investing in Small, Unseasoned Companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to sell them and can reduce the price the Fund might be able to obtain for them. If other investors holding the same securities as the Fund sell them when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

      |X| Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities. Illiquid securities include repurchase agreements maturing in more than seven days, or certain participation interests other than those with puts exercisable within seven days.

      The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Trustees of the Fund or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

      |X| Loans of Portfolio Investments. The Fund may lend its portfolio investments subject to the restrictions stated in the Prospectus. Repurchase transactions are not considered "loans" for the purpose of the Fund's limit on the percentage of its assets that can be loaned. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. In a portfolio securities lending transaction, the Fund receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any finders' administrative or other fees the Fund pays in connection with the loan. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

      |X| Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

      In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Fund's Board of Trustees from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

      |X| Hedging. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, or to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Stock Index Futures, (ii) buy puts, or (iii) write covered calls on securities held by it or on Stock Index Futures (as described in the Prospectus). When hedging to establish a position in the equity securities markets as a temporary substitute for the purchase of individual equity securities the Fund may: (i) buy Stock Index Futures, or (ii) buy calls on Stock Index Futures or securities held by it. Normally, the Fund would then purchase the equity securities and terminate the hedging portion.

      The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be subsequently developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

      |_| Stock Index Futures. As described in the Prospectus, the Fund may invest in Stock Index Futures only if they relate to broadly-based stock indices. A stock index is considered to be broadly-based if it includes stocks that are not limited to issuers in any particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and fluctuates with the changes in the market value of those stocks. Stock indices cannot be purchased or sold directly.

      Stock index futures are contracts based on the future value of the basket of securities that comprise the underlying stock index. The contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction or to enter into an offsetting contract. No physical delivery of the securities underlying the index is made on settling the futures obligation. No monetary amount is paid or received by the Fund on the purchase or sale of a Stock Index Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment, in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market (that is, its value on the Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

      At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Stock Index Futures by their terms call for settlement by the delivery of cash, in most cases the settlement obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

      |_| Writing Covered Call. When the Fund writes a call on a security, it receives a premium and agrees to sell the callable investment to a purchaser of a corresponding call during the call period (usually not more than 9 months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The Fund retains the risk of loss should the price of the underlying security decline during the call period, which may be offset to some by the premium.

      To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the underlying investment and the premium received. Those profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to the lack of a market, it would have to hold the callable investment until the call lapsed or was exercised.

      The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of deliverable securities or liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to a Future put the Fund in a short futures position.

      |_| Writing Put Options. A put option on an investment gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less transaction costs. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

      When writing put options on securities or on foreign currencies, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets. As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

      The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As above for writing covered calls, any and all such profits described herein from writing puts are considered short-term gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

      |_| Purchasing Puts and Calls. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium, and, except as to calls on stock indices or futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the exercise price, transaction costs and the premium paid, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment.

      When the Fund purchases a put, it pays a premium and, except as to puts on stock indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on an investment the Fund owns (a "protective put") enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration and the Fund will lose the premium payment and the right to sell the underlying investment. However, the put may be sold prior to expiration (whether or not at a profit).

      The Fund's option activities may affect its portfolio turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by the Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause the Fund to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, put or an underlying investment in connection with the exercise of a put or call. Those commissions may be higher than the commissions for direct purchases or sales of the underlying investments.

      Premiums paid for options are small in relation to the market value of the underlying investments and, consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investments.

      |_| Options on Indices and Futures. Puts and calls on broadly-based stock indices or Stock Index Futures are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question (and thus on price movements in the stock market generally) rather than on price movements of individual securities or futures contracts. When the Fund buys a call on a stock index or Stock Index Future, it pays a premium. If the Fund exercises the call during the call period, a seller of a corresponding call on the same investment will pay the Fund an amount of cash to settle the call if the closing level of the stock index or Future upon which the call is based is greater than the exercise price of the call. That cash payment is equal to the difference between the closing price of the call and the exercise price of the call times a specified multiple (the "multiplier") which determines the total dollar value for each point of difference.

      When the Fund buys a put on a stock index or Stock Index Future, it pays a premium and has the right during the put period to require a seller of a corresponding put, upon the Fund's exercise of its put, to deliver cash to the Fund to settle the put if the closing level of the stock index or Stock Index Future upon which the put is based is less than the exercise price of the put. That cash payment is determined by the multiplier, in the same manner as described above as to calls. The put protects the Fund to the extent that the index moves in a similar pattern to the securities the Fund holds. The Fund can either resell the put or, in the case of a put on a Stock Index Future, buy the underlying investment and sell it at the exercise price. The resale price of the put will vary inversely with the price of the underlying investment. If the market price of the underlying investment is above the exercise price, and as a result the put is not exercised, the put will become worthless on the expiration date. In the event of a decline in price of the underlying investment, the Fund could exercise or sell the put at a profit to attempt to offset some or all of its loss on its portfolio securities.

      |_| Options on Foreign Currency. The Fund may write and purchase puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. The Fund does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transactions costs.

      A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline due to an expected adverse change in the exchange rate in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. This is a "cross-hedging" strategy. In such circumstances, the Fund covers the option by maintaining in a segregated account with the Fund's custodian, liquid assets in an amount not less than the exercise price of the option.

      |_| Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The Fund may enter into a Forward Contract to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled, or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency.

      The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

      The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase of sale of a security denominated in a foreign currency, or when the fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment. To do so, the Fund enters into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge"). The fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

      The Fund may also use Forward Contracts to lock in the value of portfolio positions ("position hedges"). In a position hedge, for example, when the Fund believes that a foreign currency in which the Fund has security holdings may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward sale contract to sell an amount of that foreign currency for a fixed U.S. dollar amount. Additionally, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed U.S. dollar amount.

      The Fund may also enter into a forward contract to sell a foreign currency other than that in which the underlying security is denominated. This technique is referred to as "cross hedging," and is done when the foreign currency sold through the forward contract is correlated with the foreign currency or currencies in which the underlying security positions are denominated. The foreign currency sold through the forward contract may be sold for a fixed U.S. dollar amount or for a fixed amount of another currency correlated with the U.S. dollar.

      The Fund may also cross hedge its portfolio positions by entering into a forward contract to buy or sell a foreign currency other than the currency in which its underlying securities are denominated for a fixed amount in U.S. dollars or a fixed amount in another currency which is correlated with the U.S. dollar. If the Fund does not own portfolio securities denominated in the currency on the long side of the cross hedge, the Fund will not be required to later purchase portfolio securities denominated in that currency. Instead, the Fund may unwind the cross hedge by reversing the original transaction, that is, by transacting in a forward contract that is opposite to the original cross hedge or it may extend the hedge by "rolling" the hedge forward.

      The success of cross hedging is dependent on many factors, including the ability of the Manager to correctly identify and monitor the correlation among foreign currencies and between foreign currencies and the U.S. dollar. To the extent that these correlations are not identical, the Fund may experience losses or gains on both the underlying security and the cross currency hedge. However, the Manager shall determine that any cross hedge is a bona fide hedge in that it is expected to reduce the volatility of the Fund's total return.

      The Fund's Custodian will identify liquid assets of the Fund having a value equal to the aggregate amount of the Fund's commitment under Forward Contracts to cover its short positions. The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in these currencies provided the excess amount is "covered" by liquid securities denominated in any currency, at lest equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contact price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

      The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and incur transactions costs.

      At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

      The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Such contracts are not traded on an exchange. Therefore, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

      Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert all of its holdings of foreign currency deposits into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, by they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

      |_| Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options that are traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required from the Fund for such option transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

      When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. That formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the extent to which the option is "in-the-money"). When the Fund writes an OTC option, it will treat as illiquid (for purposes of the limit on its assets that may be invested in illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it unless the option is subject to a buy-back agreement with the executing broker, which broker the Manager has determined to be appropriate for this purpose. The Securities and Exchange Commission is evaluating whether OTC options should be considered liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

      |_| Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain restrictions and guidelines with respect to its use of Futures and options on Futures established by the Commodity Futures Trading Commission ("CFTC"). In particular, the Fund is exempted from registration with the CFTC as a "commodity pool operator" if the Fund complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund limits its aggregate initial Futures margin and related options premiums to no more than 5% of the Fund's total assets for hedging purposes that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must use short Futures and Futures options positions solely for "bona fide hedging purposes" within the meaning and intent of the applicable provisions of the Commodities Exchange Act.

      Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions. Due to requirements under the Investment Company Act of 1940 (the "Investment Company Act"), when the Fund purchases a Stock Index Future, the Fund will identify liquid assets of any type, including equity and debt securities of any grade, in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it on its records as segregated.

      |_| Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax).

      Certain foreign currency exchange contracts (Forward Contracts) in which the Fund may invest are treated as "Section 1256 contracts." Gains or losses relating to Section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain Section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

      Certain Forward Contracts entered into by the Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the timing and the character of gains or losses recognized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position(s) making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

      Under the Internal Revenue Code, generally gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of the disposition also are treated as an ordinary gain or loss. Currency gains and losses are offset against market gains and losses before determining a net "Section 988" gain or loss under the Internal Revenue Code, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

      |_| Risks of Hedging With Options and Futures. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by selling Stock Index Futures to attempt to protect against declines in the value of the Fund's equity securities. The risk is that the prices of Stock Index Futures will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's equity securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close out futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures markets could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions.

      The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the equity securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of equity securities being hedged if the historical volatility of the prices of the equity securities being hedged is more than the historical volatility of the applicable index. It is also possible that if the Fund has used hedging instruments in a short hedge, the market may advance and the value of equity securities held in the Fund's portfolio may decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of equity securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

      If the Fund uses hedging instruments to establish a position in the equities markets as a temporary substitute for the purchase of individual equity securities (long hedging) by buying Stock Index Futures and/or calls on such Futures, on securities or on stock indices, it is possible that the market may decline. If the Fund then concludes not to invest in equity securities at that time because of concerns as to a possible further market decline or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the equity securities purchased.

Other Investment Restrictions

      The Fund's most significant investment restrictions are described in the Prospectus. The following are fundamental policies, and together with the Fund's fundamental policies described in the Prospectus, cannot be changed without the approval of a "majority" of the Fund's outstanding voting securities. Such a "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of (1) 67% or more of the shares present or represented by proxy at a shareholders meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding shares.

      Under these additional restrictions, the Fund cannot:

      |_| invest in commodities or commodities contracts; Metal Investments shall not be deemed an investment in a commodity for the purpose of the Fund's investment restrictions; however, the Fund may buy and sell any of the hedging instruments permitted by any of its other non-fundamental or fundamental policies, whether or not any such hedging instrument is considered to be a commodity;

      |_| invest in real estate or in interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein;

      |_| purchase securities on margin; however, the Fund may make margin deposits in connection with any of the hedging instruments permitted by any of its other fundamental or non-fundamental policies;

      |_| mortgage, hypothecate or pledge any of its assets; however, this does not prohibit the escrow arrangements contemplated by the option activities of the Fund or other collateral or margin arrangements in connection with any of the hedging instruments permitted by any of its other fundamental or non-fundamental policies;

      |_| underwrite securities of other companies, except insofar as the Fund might be deemed to be an underwriter in the resale of any securities held in its portfolio;

      |_| invest in or hold securities of any issuer if those officers and trustees or directors of the Fund or its adviser owning individually more than
 .5% of the securities of such issuer together own more than 5% of the securities of such issuer;

      |_| invest in interests in oil or gas exploration or development programs; or

      |_| invest in companies for the purpose of acquiring control or management thereof.

      |_| Non-Fundamental Investment Restrictions. For purposes of the Fund's policy not to concentrate its assets as described under the second investment restriction in "Other Investment Restrictions" in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. This is not a fundamental policy.

      Previously, in connection with the registration of its shares in certain states, the Fund made certain undertakings as non-fundamental policies because of certain state regulations. Due to changes in federal securities laws, such state regulations no longer apply and the undertakings are therefore inapplicable and have been withdrawn.

How the Fund Is Managed

Organization and History. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Trustees or upon proper request of the shareholders. Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. In addition, if the Trustees receive a request from at least 10 shareholders (who have been shareholders for at least six months) holding shares of the Fund valued at $25,000 or more or holding at least 1% of the Fund's outstanding shares, whichever is less, stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense, or the Trustees may take such other action as set forth under Section 16(c) of the Investment Company Act.

      The Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, while Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a "partner" under certain circumstances, the risk of a Fund shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations described above. Any person doing business with the Trust, and any shareholder of the Trust, agrees under the Trust's Declaration of Trust to look solely to the assets of the Trust for satisfaction of any claim or demand which may arise out of any dealings with the Trust, and the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund's Trustees and officers and their principal occupations and business affiliations during the past five years are listed below. The address of each Trustee and officer is Two World Trade Center, New York, New York 10048-0203, unless another address is listed below. Ms. Macaskill is not a director of Oppenheimer Money Market Fund, Inc. Otherwise, all of the Trustees are also trustees or directors of Oppenheimer Global Fund, Oppenheimer Growth Fund, Oppenheimer Discovery Fund, Oppenheimer Enterprise Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer International Growth Fund, Oppenheimer Municipal Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer New York Municipal Fund, Oppenheimer California Municipal Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multi-State Municipal Trust, Oppenheimer Multiple Strategies Fund, Oppenheimer U.S. Government Trust, Oppenheimer Developing Markets Fund, Oppenheimer Series Fund, Inc., Oppenheimer Multi-Sector Income Trust and Oppenheimer World Bond Fund (collectively the "New York-based Oppenheimer funds"). Ms. Macaskill and Messrs. Spiro, Bishop, Bowen, Donohue, Farrar and Zack, respectively, hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of October 2, 1998 the Trustees and officers of the Fund as a group owned of record or beneficially 1.23% of the outstanding Class A shares and less than 1% of the outstanding Class B and Class C shares of the Fund. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan a Trustee and an officer listed below, Ms. Macaskill and Mr. Donohue, respectively, are trustees) other than the shares beneficially owned under that plan by the officers of the Fund listed above.

      Leon Levy, Chairman of the Board of Trustees; Age: 72
      280 Park Avenue, New York, New York 10017

      General Partner of Odyssey Partners, L.P. (investment partnership) and Chairman of Avatar Holdings, Inc. (real estate development).

      Robert G. Galli, Trustee; Age: 64
      19750 Beach Road, Jupiter Island, Florida 33469

      Formerly he held the following positions: Vice Chairman of OppenheimerFunds, Inc. (the "Manager") (October 1995 to December 1997), Vice President (June 1990 to March 1994) and Counsel of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; Executive Vice President (December 1977 to October 1995), General Counsel and a director (December 1975 to October 1993) of the Manager; Executive Vice President and a director of OppenheimerFunds Distributor, Inc. (the "Distributor") (July 1978 to October 1993); Executive Vice President and a director of HarbourView Asset Management Corporation ("HarbourView") (April 1986 to October 1995), an investment adviser subsidiary of the Manager; Vice President and a director (October 1988 to October 1993) and Secretary (March 1981 to September 1988) of Centennial Asset Management Corporation ("Centennial"), an investment adviser subsidiary of the Manager; a director (November 1989 to October 1993) and Executive Vice President (November 1989 to January 1990) of Shareholder Financial Services, Inc. ("SFSI"), a transfer agent subsidiary of the Manager; a director of Shareholder Services, Inc. ("SSI") (August 1984 to October
      1993), a transfer agent subsidiary of the Manager; an officer of other Oppenheimer funds.

      Dr. Phillip Griffiths, Trustee,+ Age: 60
      97 Olden Lane, Princeton, New Jersey 08540

      The Director of the Institute for Advanced Study, Princeton, N.J. (since
      1991) and a member of the National Academy of Sciences (since 1979); formerly a director of Bankers Trust Corporation (1994 through June, 1999), Provost and Professor of Mathematics at Duke University (1983-1991), a director of Research Triangle Institute, Raleigh, N.C. (1983-1991), and a Professor of Mathematics at Harvard University (1972-1983).

      Benjamin Lipstein, Trustee; Age: 75
      591 Breezy Hill Road, Hillsdale, New York 12529

      Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University.

      Bridget A. Macaskill, President and Trustee*#; Age: 50 President (since June 1991), Chief Executive Officer (since September 1995) and a Director (since December 1994) of the Manager; President and director (since June
      1991) of HarbourView; Chairman and a director of SSI (since August 1994), and SFSI (September 1995); President (since September 1995) and a director (since October 1990) of OAC; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; a director of Oppenheimer Real Asset Management, Inc. (since July 1996); President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund manager subsidiary of the Manager ("OFIL"); Chairman, President and a director of Oppenheimer Millennium Funds plc (since October 1997); President and a director or trustee of other Oppenheimer funds; Member, Board of Governors, NASD, Inc.; and a director of Hillsdown Holdings plc (a U.K. food company); formerly an Executive Vice President of the Manager, a director of NASDAQ Stock Market, Inc.

      Elizabeth B. Moynihan, Trustee;  Age:  69
      801 Pennsylvania Avenue, N.W., Washington, DC 20004

      Author and architectural historian; a trustee of the Freer Gallery of Art (Smithsonian Institution), the Institute of Fine Arts (New York University), National Building Museum; a member of the Trustees Council, Preservation League of New York State and the Indo-U.S.

      Sub-Commission on Education and Culture.

      Kenneth A. Randall, Trustee; Age:  71
      6 Whittaker's Mill, Williamsburg, Virginia 23185

      A director of Dominion Resources, Inc. (electric utility holding company), Dominion Energy, Inc. (electric power and oil & gas producer), Texas Cogeneration Company (cogeneration company), Prime Retail, Inc. (real estate investment trust); formerly President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

      Edward V. Regan, Trustee; Age:  68
      40 Park Avenue, New York, New York 10016

      Chairman of Municipal Assistance Corporation for the City of New York; Senior Fellow of Jerome Levy Economics Institute, Bard College; a member of the U.S. Competitiveness Policy Council; a director of River Bank America (real estate manager); Trustee, Financial Accounting Foundation (FASB and GASB); formerly New York State Comptroller and a trustee, New York State and Local Retirement Fund.

      Russell S. Reynolds, Jr., Trustee; Age:  66
      8 Sound Shore Drive, Greenwich, Connecticut 06830

      Founder Chairman of Russell Reynolds Associates, Inc. (executive recruiting); Chairman of Directorship Inc. (corporate governance consulting); a director of Professional Staff Limited (U.K); a trustee of Mystic Seaport Museum, International House, Greenwich

      Historical Society.

      Donald W. Spiro, Vice Chairman and Trustee*; Age:  72
      Chairman  Emeritus  (since  August 1991) and a director  (since  January
      1969) of the Manager; formerly Chairman of the Manager and the Distributor.

      Pauline Trigere, Trustee; Age:  85
      498 Seventh Avenue, New York, New York 10018

      Chairman and Chief Executive Officer of Trigere, Inc. (design and sale of women's fashions).

      Clayton K. Yeutter, Trustee; Age:  67
      1325 Merrie Ridge Road, McLean, Virginia 22101

      Of Counsel, Hogan & Hartson (a law firm); a director of B.A.T. Industries, Ltd. (tobacco and financial services), Caterpillar, Inc. (machinery), ConAgra, Inc. (food and agricultural products), Farmers Insurance Company (insurance), FMC Corp. (chemicals and machinery), and Texas Instruments, Inc. (electronics); formerly (in descending chronological order) Counselor to the President (Bush) for Domestic Policy, Chairman of the Republican National Committee, Secretary of the U.S. Department of Agriculture, and U.S. Trade Representative.

      Andrew J. Donohue, Secretary; Age:  48

      Executive Vice President (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993), and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView, SSI, SFSI and Oppenheimer Partnership Holdings, Inc. since (September 1995); President and a director of Centennial (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April
      1997) of OAC; an officer of other Oppenheimer funds.

      Frank Jennings, Vice President and Portfolio Manager; Age: 51 Vice President of the Manager (since September 1995) and an officer of other Oppenheimer funds; formerly Managing Director of Global Equities at Mitchell Hutchins Asset Management, Inc., a subsidiary of PaineWebber Inc.

      Shanquan Li, Vice President and Portfolio Manager; Age: 44 Vice President of the Manager (since November 1997); formerly Assistant Vice President of the Manager (July 1997-November 1997), a Senior Quantitative Analyst in the Investment Management Policy Group of Brown Brothers Harriman & Co., and a Consultant for Acadian Asset Management, Inc.

      Brian W. Wixted, Treasurer, Age: 39.
      6803 South Tucson Way, Englewood, Colorado 80112

      Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987 - September 1991).

      Robert G. Zack, Assistant Secretary; Age:  50

      Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of SSI (since May
      1985), and SFSI (since November 1989); an officer of other Oppenheimer funds.

      Robert J. Bishop, Assistant Treasurer; Age:  38
      6803 South Tucson Way, Englewood, Colorado 80112

      Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

      Scott T. Farrar, Assistant Treasurer; Age:  33
      6803 South Tucson Way, Englewood,  Colorado 80112

      Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October
      1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994-May 1996), and a Fund Controller for the Manager.

*A Trustee who is an "interested person" of the Fund and the Manager.

#Not a Director of Oppenheimer Money Market Fund, Inc.

+Not a Director of Oppenheimer Money Market Fund, Inc. and not a Trustee of Oppenheimer Discovery Fund

      |X| Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (Ms. Macaskill and Mr. Spiro) who are affiliated with the Manager receive no salary or fee from the Fund. Mr. Galli received no salary or fee prior to January 1, 1998. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended June 30, 1998. The compensation from all of the New York-based Oppenheimer funds includes the Fund and is compensation received as a director, trustee or member of a committee of the Board during the calendar year 1997.

 ------------------------------------------------------------------------------
                                           Total
                                           Retirement       Compensation
                                           Benefits         from all
                        Aggregate          Accrued          New York-Based
                        Compensation       as Fund          Oppenheimer
 Name and Position      from Fund          Expenses         Funds(1)

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Leon Levy              $9,249             $5,061           $158,500
 Chairman and Trustee
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Robert G. Galli        $0                 $0               $0
 Study Committee
 Member
 and Trustee
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Benjamin Lipstein      $7,995             $4,374           $137,000
 Study Committee
 Member and Trustee (2)

 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Elizabeth B. Moynihan  $5,631             $3,081           $96,500
 Study Committee
 Member and Trustee
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Kenneth A. Randall     $5,164             $2,826           $88,500
 Audit Committee
 Chairman and Trustee
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Edward V. Regan        $5,106             $2,794           $87,500
 Proxy Committee
 Chairman, Audit
 Committee Member
 and Trustee
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Russell S. Reynolds,   $3,822             $2,091           $65,500
 Jr.
 Proxy Committee
 Member and Trustee
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Pauline Trigere        $3,414             $1,868           $58,500
 Trustee
 ------------------------------------------------------------------------------
 ------------------------------------------------------------------------------
 Clayton K. Yeutter     $3,822             $2,091           $65,500
 Proxy Committee
 Member and Trustee
 ------------------------------------------------------------------------------
(1)   For the 1997 calendar year.

(2) Committee position held during a portion of the period shown.

Deferred Compensation Plan. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested Trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities and net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may, without shareholder approval and notwithstanding its fundamental policy restricting investment in other open-end investment companies, as described in the Prospectus invest in the funds selected by the Trustee under the plan for the limited purpose of determining the value of the Trustee's deferred fee account.

      The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Because each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service, the amount of those benefits cannot be determined at this time, nor can the Fund estimate the number of years of credited service that will be used to determine those benefits. During the fiscal year ended June 30, 1998 a provision of $20,921 was made for the Fund's projected retirement obligations and payments of $4,526 were made to retired trustees, resulting in an accumulated liability of $97,629 at June 30, 1998.

      |X| Major Shareholders. As of October 2, 1998, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B or Class C shares except: (i) Merrill Lynch Fenner & Smith, 4800 Deer Lake Drive East Fl. 3, Jacksonville, Florida 32246-6484, who owned of record 541,268.268 Class A shares (6.02% of the Fund's outstanding Class A shares as of such date), (ii) Merrill Lynch Fenner & Smith, 4800 Deer Lake Drive East Fl. 3, Jacksonville, Florida 32246-6484, who owned of record 141,991.664 Class B shares (10.44% of the Fund's outstanding Class B shares as of such date), (iii) Merrill Lynch Fenner & Smith, 4800 Deer Lake Drive East Fl. 3, Jacksonville, Florida 32246-6484, who owned of record 113,340.547 shares (17.98% of the Fund's outstanding Class C shares as of such date) and (iv) Stanley F. Brenner, P.O. Box 5157, Palo Alto, California 94309-5157, who owned of record 59,225.720 Class C shares (9.40% of the Fund's outstanding Class C shares as of such date).

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom also serve as officers of the Fund, and two of whom (Ms. Macaskill and Mr. Spiro) serve as Trustees of the Fund.

      The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

      |X| Portfolio Management. The Portfolio Managers of the Fund are Frank Jennings and Shanquan Li, who are principally responsible for the day-to-day management of the Fund's portfolio. Messrs. Jennings' and Li's background are described in the Prospectus under "Portfolio Manager." Other members of the Manager's Equity Portfolio Department provide the Portfolio Managers with counsel and support in managing the Fund's portfolio.

      |X| The Investment Advisory Agreement. A management fee is payable monthly to the Manager under the terms of the Investment Advisory Agreement between the Manager and the Fund and is computed on the aggregate net assets of the Fund as of the close of business each day. The investment advisory agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

      Expenses not expressly assumed by the Manager under the Investment Advisory Agreement or by the Distributor under the General Distributors Agreement are paid by the Fund. The Investment Advisory Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. For the Fund's fiscal years ended June 30, 1996, 1997 and 1998, the management fees paid by the Fund to the Manager were $1,302,108, $1,195,285 and $877,463, respectively.

      The Advisory Agreement contains no expense limitation. However, because of state regulations limiting fund expenses that previously applied, the Manager had voluntarily undertaken that the Fund's total expenses in any fiscal year (including the investment advisory fee but excluding taxes, interest, brokerage commissions, distribution plan payments and any extraordinary non-recurring expenses, including litigation costs) would not exceed the most stringent state regulatory limitation applicable to the Fund. Due to changes in federal securities laws, such state regulations no longer apply and the Manager's undertaking is therefore inapplicable and has been withdrawn. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

      The Investment Advisory Agreement provides that so long as it has acted with due care and in good faith, the Manager shall not be liable for any loss sustained by reason of any investment, the adoption of any investment policy, or the purchase, sale or retention of securities, irrespective of whether the determinations of the Manager relative thereto shall have been based, wholly or partly, upon the investigation or research of any other individual, firm or corporation believed by it to be reliable. However, the Investment Advisory Agreement does not protect the Manager against liability by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties or its reckless disregard of its obligations and duties under the Investment Advisory Agreement. The Investment Advisory Agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

      |X| The Distributor. Under its General Distributor's Agreement with the Fund, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the Fund's Class A, Class B and Class C shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales, (other than those expenses paid under the Distribution and Service Plans, but including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders), are borne by the Distributor. During the Fund's fiscal years ended June 30, 1996, 1997 and 1998, the aggregate sales charges on sales of the Fund's Class A shares were $632,631, $412,453 and $326,078, respectively, of which the Distributor and an affiliated broker-dealer retained in the aggregate $149,888, $96,752 and $77,457 in those respective years. During the Fund's fiscal year ended June 30, 1998, the contingent deferred sales charges on the Fund's Class B shares totaled $58,219, all of which the Distributor retained. During the Fund's fiscal year ended June 30, 1998, the contingent deferred sales charges collected on the Fund's Class C shares totaled $5,010, all of which the Distributor retained. For additional information about distribution of the Fund's shares and the payments made by the Fund to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," below.

      |X| The Transfer Agent. OppenheimerFunds Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the Investment Advisory Agreement is to arrange the portfolio transactions for the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding but is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

      Under the Investment Advisory Agreement, the Manager is authorized to select brokers that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager or its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the Investment Advisory Agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the investment advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. Transactions in Metal Investments will be made through recognized dealers in such investments or, in the case of certificates representing such investments, directly with the issuers of such certificates. In connection with transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and thereby forego the benefit of negotiated commissions available in U.S. markets. Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market, and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates are combined. The transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

      Most purchases of money market instruments and debt obligations are principal transactions at net prices. For those transactions, instead of using a broker the Fund normally deals directly with the selling or purchasing principal or market maker unless it is determined that a better price or execution can be obtained by using a broker. Purchases of these securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of such orders at the most favorable net price.

      The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Trustees has permitted the Manager to use concessions on fixed price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

      The research services provided by brokers broadens the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and by enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolio or being considered for purchase. The Board of Trustees, including the "independent" Trustees of the Fund (those Trustees of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Investment Advisory Agreement or the Distribution and Service Plans described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or benefit of such services.

      During the Fund's fiscal years ended June 30, 1996, 1997 and 1998, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $394,900, $211,912 and $571,003, respectively. Of that amount, during the fiscal year ended June 30, 1998, $540,545 was paid to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $111,233,902. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return," "average annual total return at net asset value" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

      The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each advertised class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of each class of shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

      Average Annual Total Returns. The Fund's "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

------------------------------------------------------------------------------

                 1/n
            (ERV)
            (---)   -1 = Average Annual Total Return
            ( P )

-----------------------------------------------------------------------------
      |X| Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

------------------------------------------------------------------------------

            ERV - P
            ------- = Total Return
               P

------------------------------------------------------------------------------
      In calculating total returns for shares of the Fund, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P")(unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% for the first year, 4.0% for the second year, 3.0% for the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the payment of the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

      The "average annual total returns" on an investment in Class A shares of the Fund for the 1-, 5- and 10-year periods ended June 30, 1998 were -34.24%, -7.22% and -1.85%, respectively. The cumulative "total return" on Class A shares of the Fund for the 10-year period ended June 30, 1998 was -17.06%. The cumulative total return on Class B shares of the Fund for the period June 30, 1998 was -31.67%. The cumulative total return on Class C shares for the period from November 1, 1995, through June 30, 1998 was -29.39%.

      |X| Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A, Class B and Class C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The cumulative total return at net asset value of the Fund's Class A shares for the 10-year period ended June 30, 1998 was -12.00%. The average annual total returns at net asset value for the 1-, 5- and 10-year periods ended June 30, 1998, for Class A shares of the Fund were -30.23%, -6.11% and -1.27%, respectively. The cumulative total return at net asset value for Class B shares for the period from November 1, 1995 through June 30, 1998 was -29.55%. The cumulative total return at net asset value for Class C shares for the period from November 1, 1995 through June 30, 1998 was -29.39%.

      Total return information may be useful to investors in reviewing the performance of the Fund's Class A, Class B and Class C shares. However, when comparing total return of an investment in shares of the Fund with that of other alternatives, investors should understand that as the Fund is an aggressive equity fund seeking capital appreciation, its shares are subject to greater market risks than shares of funds having other investment objectives and that the Fund is designed for investors who are willing to accept greater risk of loss in the hopes of realizing greater gains.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper") or Morningstar, Inc. and Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund's classes of shares is ranked against (i) all other funds and (ii) all other gold-oriented funds. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      From time to time the Fund may publish the star ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories (domestic stock funds, international stock funds, taxable bond funds and municipal bond funds) based on risk-adjusted investment return. The Fund is ranked among the domestic equity funds. Investment return measures a fund's or class's one, three, five and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Rankings are subject to change monthly. The current star ranking is the fund's or class's 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40%, respectively, or its combined 3-, 5- and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception of the fund or class.

      The Fund may also compare its performance to that of other funds in its Morningstar Category. In addition to its star ranking, Morningstar also categorizes and compares a fund's 3-year performance based on Morningstar's classification of the fund's investments objective. Morningstar's four broad categories are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

      From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds services to those of other mutual fund families selected by the rating or ranking services, and may be based upon the opinions of the rating or ranking service itself, using its own research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Fund makes payments to the Distributor in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plans for Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund.

      In addition, under the Plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund), to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform, at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

      Unless terminated as described below, each Plan continues in effect from year to year but only as long as its continuance is specifically approved at least annually by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required by a Securities and Exchange Commission rule to obtain the approval of Class B as well as Class A shareholders for a proposed amendment to the Class A Plan that would materially increase the amount to be paid by Class A shareholders under the Class A Plan. Such amendment must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company Act), voting separately by class. All material amendments must be approved by the Independent Trustees.

      While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports to the Fund's Board of Trustees at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which payments were made and the services rendered in connection with the distribution of shares. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Trustees in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on selection or nomination is approved by a majority of the Independent Trustees.

      Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Fund's Independent Trustees. Currently, the Board of Trustees has set the fees at the maximum rate and set no minimum amount. However, while the maximum fee rate under the Class A Plan is 0.25% of average annual net assets of the Fund, the Board of Trustees has set the maximum rate for assets representing shares of the Fund acquired before April 1, 1991, at 0.15%, and for assets representing Class A shares acquired on or after April 1, 1991, at 0.25%.

      For the fiscal year ended June 30, 1998, payments under the Plan for Class A shares totaled $212,635, all of which was paid by the Distributor to Recipients including $4,903 that was paid to an affiliate of the Distributor. Any unreimbursed expenses incurred by the Distributor with respect to Class A shares for any fiscal year may not be recovered in subsequent fiscal years. Payments received by the Distributor under the Plan for Class A shares will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor.

      The Class B and Class C Plans allow the service fee payment to be paid by the Distributor to Recipients in advance for the first year such shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net asset value of shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor. Payments made under the Class B plan during the period from November 1, 1995 through June 30, 1998 totaled $101,446, of which $89,760 was retained by the Distributor. Payments made under the Class C Plan during the period from November 1, 1995 through June 30, 1998 totaled $42,138, of which $28,516 was retained by the Distributor. As of June 30, 1998, the Distributor had incurred unreimbursed expenses under the Class B and Class C Plans of $535,917 and $85,393, respectively (equal to 5.02% and 1.62% of Class B and Class C shares, respectively, on that date) which have been carried into the present Plan year.

      Although the Class B and the Class C Plans permit the Distributor to retain both the asset-based sales charges and the service fees on such shares, or to pay Recipients the service fee on a quarterly basis without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B and the Class C Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and the Class C Plan are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. The Distributor anticipates that it will take a number of years for it to recoup (from the Fund's payments to the Distributor under the Class B or Class C Plan and from contingent deferred sales charges collected on redeemed Class B or Class C shares) the sales commissions paid to authorized brokers or dealers.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits an investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other.

      The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on such shares will be reduced by incremental expenses borne solely by those classes, including the asset-based sales charge to which both classes of shares are subject.

      The conversion of Class B shares to Class A shares after six years is subject to the continuing availability of a private letter ruling from the Internal Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

      The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to any class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Trustees, (v) custodian expenses, (vi) share issuance costs,
(vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution and/or Service Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "NYSE") on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to that class by the number of shares of that class that are outstanding. The NYSE normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The NYSE's most recent annual announcement (which is subject to change) states that it will close on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset values per share of Class A, Class B and Class C shares of the Fund may be significantly affected on such days when shareholders may not purchase or redeem shares.

      (i) equity securities traded on a U.S. securities exchange or on the Automated Quotation System ("NASDAQ") of the Nasdaq Stock Market, Inc. for which last sale information is regularly reported are valued at the last reported sale price on the principal exchange for such security or NASDAQ that day (the "Valuation Date") or, in the absence of sales that day, at the last reported sale price preceding the Valuation Date if it is within the spread of the closing "bid" and "asked" prices on the Valuation Date or, if not, the closing "bid" price on the Valuation Date;

      (ii) equity securities traded on a foreign securities exchange are valued generally at the last sales price available to the pricing service approved by the Fund's Board of Trustees or to the Manager as reported by the principal exchange on which the security is traded at its last trading session on or immediately preceding the Valuation Date, or, if unavailable, at the mean between "bid" and "asked" prices obtained from the principal exchange or two active market makers in the security on the basis of reasonable inquiry;

      (iii) a non-money market fund will value (x) debt instruments that had a maturity of more than 397 days when issued, (y) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity in excess of 60 days, and (z) non-money market type debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of sixty days or less, at the mean between "bid" and "asked" prices determined by a pricing service approved by the Fund's Board of Trustees or, if unavailable, obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry;

      (iv) money market-type debt securities held by a non-money market fund that had a maturity of less than 397 days when issued and have a remaining maturity of 60 days or less, and debt instruments held by a money market fund that have a remaining maturity of 397 days or less, shall be valued at cost, adjusted for amortization of premiums and accretion of discount; and

      (v) securities (including restricted ____ securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures.

      If the Manager is unable to locate two active market makers willing to give quotes (see (ii) and (iii) above), the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the "bid" price if no "asked" price is available) provided that the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

      The Manager may use pricing services approved by the Board of Trustees to price U.S. Government securities or corporate debt securities for which last sale information is not generally available. The pricing service, when valuing such securities, may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved. The Manager will monitor the accuracy of the pricing services, which may include comparing prices used for portfolio evaluation to actual sales prices of selected securities.

      Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the NYSE. Events affecting the values of foreign securities traded in securities markets that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless the Board of Trustees or the Manager, under procedures established by the Board of Trustees, determines that the particular event is likely to effect a material change in the value of such security. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The values of securities denominated in foreign currency will be converted to U.S. dollars at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service.

Puts, calls and Futures are valued at the last sales price on the principal exchange on which they are traded, or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, value shall be the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "ask" prices on the principal exchange or on NASDAQ on the valuation date, or, if not, value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued at the mean between "bid" and "ask" prices obtained by the Manager from two active market makers. If the Manager is unable to locate two active market makers willing to give quotes, the security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cased may be the "bid" price if no "asked" price is available) provided that the manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect the current market value.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal funds are received on a business day after the close of the NYSE, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor or dealer or broker incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, aunts, uncles, nieces, nephews, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse and a spouse's siblings. Relations by virtue of a remarriage (step-children, step-parents, etc.) are included.

      |X| The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

Oppenheimer Bond Fund ___________________ Oppenheimer Limited-Term Government Oppenheimer California Municipal Fund Fund Oppenheimer Capital Appreciation Fund Oppenheimer Main Street California Oppenheimer Champion Income Fund ________ Municipal Oppenheimer Convertible Securities Fund _______ Fund Oppenheimer Developing Markets Fund _____ Oppenheimer Main Street Growth & Oppenheimer Disciplined Allocation ______ Income Fund Fund Oppenheimer MidCap Fund Oppenheimer Disciplined Value Fund ______ Oppenheimer Multiple Strategies Fund Oppenheimer Discovery Fund ______________ Oppenheimer Municipal Bond Fund Oppenheimer Enterprise Fund _____________ Oppenheimer New Jersey Municipal Fund Oppenheimer Equity Income Fund __________ Oppenheimer New York Municipal Fund Oppenheimer Florida Municipal Fund ______ Oppenheimer Pennsylvania Municipal Oppenheimer Global Fund _________________ Fund Oppenheimer Global Growth & Income Fund Oppenheimer Quest Balanced Value Fund Oppenheimer Gold & Special Minerals Oppenheimer Quest Capital Value Fund, Fund Inc. Oppenheimer Growth Fund _________________ Oppenheimer Quest Global Value Fund, Oppenheimer High Yield Fund _____________ Inc. Oppenheimer Insured Municipal Fund ______ Oppenheimer Quest Opportunity Value Oppenheimer Intermediate Municipal Fund Fund Oppenheimer International Bond Fund _____ Oppenheimer Quest Small Cap Value Fund Oppenheimer International Growth Fund Oppenheimer Quest Value Fund, Inc. Oppenheimer International _____ Small Oppenheimer Real Asset Fund Company Fund ____________________________ Oppenheimer Strategic Income Fund Oppenheimer Large Cap Growth Fund _______ Oppenheimer Total Return Fund, Inc.

                                        Oppenheimer U.S. Government Trust
                                        Oppenheimer World Bond Fund
                                        Limited-Term New York Municipal Fund
                                        Rochester Fund Municipals

and the following money market funds:

Centennial America Fund, L.P.           Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust  Centennial Tax Exempt Trust
Centennial Government Trust             Oppenheimer Cash Reserves
Centennial Money Market Trust           Oppenheimer Money Market Fund, Inc.

      There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

      |X| Letters of Intent. A Letter of Intent (referred to as a "Letter") is an investor's statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases of shares which, when added to the investor's holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter. A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

      In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

      For purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds-sponsored prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an OppenheimerFunds-sponsored prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

      If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

      In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

      |_| Terms of Escrow That Apply to Letters of Intent.

      1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

      2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

      3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

      4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

      5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

      6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds. If you make payments from your bank account to purchase shares of the Fund, your bank account will be automatically debited normally four to five business days prior to the investment dates selected in the Account Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares resulting from delays in ACH transmission.

      There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

Retirement Plans. In describing certain types of employee benefit plans that may purchase Class A shares without being subject to the Class A contingent differed sales charge, the term "employee benefit plan" means any plan or arrangement, whether or not "qualified" under the Internal Revenue Code, including, medical savings accounts, payroll deduction plans or similar plans in which Class A shares are purchased by a fiduciary or other person for the account of participants who are employees of a single employer or of affiliated employers, if the Fund account is registered in the name of the fiduciary or other person for the benefit of participants in the plan.

The term "group retirement plan" means any qualified or non-qualified retirement plan (including 457 plans, SEPs, SARSEPs, 403(b) plans, and SIMPLE plans) for employees of a corporation or a sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in the plan purchase Class A shares of the Fund through a single investment dealer, broker or other financial institution designated by the group. "Group retirement plan" also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase Class A shares of the Fund through a single investment dealer, broker, or other financial institution, if that broker-dealer has made special arrangements with the Distributor enabling those plans to purchase Class A shares of the Fund at net asset value but subject to a contingent deferred sales charge.

      In addition to the discussion in the Prospectus relating to the ability of Retirement Plans to purchase Class A shares at net asset value in certain circumstances, there is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds by a Retirement Plan in the following cases:

      (i) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. ("Merrill Lynch") and, on the date the plan sponsor signs the Merrill Lynch recordkeeping service agreement, the Retirement Plan has $3 million or more in assets invested in mutual funds other than those advised or managed by Merrill Lynch Asset Management, L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the mutual fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments"); or

      (ii) the recordkeeping for the Retirement Plan is performed on a daily valuation basis by an independent record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the Merrill Lynch record keeping service agreement, the Plan must have $3 million or more in assets, excluding assets held in money market funds, invested in Applicable Investments; or

      (iii) the Plan has 500 or more eligible employees, as determined by the Merrill Lynch plan conversion manager on the date the plan sponsor signs the Merrill Lynch record keeping service agreement.

      If a Retirement Plan's records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract or alliance arrangement with Merrill Lynch, and if on the date the plan sponsor signs the Merrill Lynch record keeping service agreement the Retirement Plan has less than $3 million in assets, excluding money market funds, invested in Applicable Investments, then the Retirement Plan may purchase only Class B shares of one or more of the Oppenheimer funds. Otherwise, the Retirement Plan will be permitted to purchase Class A shares of one or more of the Oppenheimer funds. Any of those Retirement Plans that currently invest in Class B shares of the Fund will have their Class B shares be converted to Class A shares of the Fund once the Plan's Applicable Investments have reached $5 million.

      Any redemptions of shares of the Fund held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch that are currently invested in Class B shares of the Fund shall not be subject to the Class B CDSC.

How to Sell Shares

      Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

      |X| Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

      |X| Involuntary Redemptions. The Fund's Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Trustees will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares purchased subject to an initial sales charge, or (ii) Class B shares on which the shareholder paid a contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants (other than self-employed persons maintaining a plan account in their own name) in OppenheimerFunds-sponsored prototype pension plans or 401(k) profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their accounts under those plans. The employer or plan administrator must sign the request. Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. The shareholder should contact the broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M. but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charge on such withdrawals (except where the Class B and Class C contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

      By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

      |X| Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

      |X| Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional shares of Class A shares while maintaining automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

      The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

      For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

      Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date. Checks or AccountLink payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

      The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

      The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund. The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

      To use Class A shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the Class A shares in certificated form. Share certificates are not available for Class B or Class C shares. Upon written request from the Planholder, the Transfer Agent will determine the number of Class A shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

      If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

      As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust and Centennial America Fund, L.P., which only offer Class A shares and Oppenheimer Main Street California Municipal Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans). A current list showing which funds offer which Class can be obtained by calling the distributor at 1-800-525-7048.

      For accounts established on or before March 8, 1996 holding Class M shares of Oppenheimer Convertible Securities Fund, Class M shares can be exchanged only for Class A shares of other Oppenheimer funds. Exchanges to Class M shares of Oppenheimer Convertible Securities Fund are permitted from Class A shares of Oppenheimer Money Market Fund, Inc. or Oppenheimer Cash Reserves that were acquired by exchange from Class M shares. Otherwise no exchanges of any class of any Oppenheimer fund into Class M shares are permitted.

      Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege.

      Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds (except Oppenheimer Cash Reserves) or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

      No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

      When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

      The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

      When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

      Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the "Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund).

      The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. Dividends will be payable on shares held of record at the time of the previous determination of net asset value, or as otherwise described in "How to Buy Shares." Daily dividends on newly purchased shares will not be declared or paid until such time as Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. Normally, purchase checks received from investors are converted to Federal Funds on the next business day. Dividends will be declared on shares repurchased by a dealer or broker for three business days following the trade date (i.e., to and including the day prior to settlement of the repurchase). If all shares in an account are redeemed, all dividends accrued on shares of the same class in the account will be paid together with the redemption proceeds.

      Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent to enable the investor to earn a return on otherwise idle funds.

      The amount of a class's distributions may vary from time to time depending on market conditions, the composition of a Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C shares" above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower than dividends on Class A shares as a result of the asset-based sales charges on Class B and Class C shares, and will also differ in amount as a consequence of any difference in net asset value between the classes.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

      Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

      If prior distributions must be re-characterized at the end of the fiscal year as a result of the effect of a Fund's investment policies, shareholders may have a non-taxable return of capital, which will be identified in notices to shareholders. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

      If the Fund has more than 50% of its total assets invested in foreign securities at the end of its fiscal year, it may elect the application of
Section 853 of the Internal Revenue Code to permit shareholders to take a credit (or, at their option, a deduction) for foreign taxes paid by the Fund. Under
Section 853, shareholders would be entitled to treat the foreign taxes withheld from interest and dividends paid to the Fund from its foreign investments as a credit on their federal income taxes. As an alternative, shareholders could, if to their advantage, treat the foreign tax withheld as a deduction from gross income in computing taxable income rather than as a tax credit. In substance, the Fund's election would enable shareholders to benefit from the same foreign tax credit or deduction that would be received if they had been the record owners of the Fund's foreign securities and had paid foreign taxes on the income received.

      If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests relating to such qualification. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments", above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and would not receive a tax deduction for payments made to shareholders.

      The Fund's investments in Metal Investments could result in the Fund's failing to meet the Internal Revenue Code's prescribed income or asset tests to qualify as a "regulated investment company." This would occur if, during a fiscal year, the Fund either (i) derived 10% or more of its gross income from Metal Investments, or (ii) held more than 50% of its net assets, determined at the end of each fiscal quarter, in Metal Investments and/or securities (other than U.S. Government securities) as to which securities either (a) the Fund had more than 5% of its total assets invested; or (b) the Fund held more than 10% of the outstanding voting securities of the issuer of such securities. Accordingly, the Fund will endeavor to manage its portfolio within the above limitations, but there can be no assurance that it will be successful in doing so.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from shares of other Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances with the Custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

--------------------------------------------------------------------------------
 Independent Auditors' Report

--------------------------------------------------------------------------------

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Gold & Special Minerals Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Gold & Special Minerals Fund as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Gold & Special Minerals Fund as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

/s/ KPMG Peat Marwick LLP

KPMG Peat Marwick LLP

Denver, Colorado
July 22, 1998

                   27 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Investments  June 30, 1998

--------------------------------------------------------------------------------

                                                                    Market Value
                                                       Shares       See Note 1

================================================================================
Common Stocks--94.4%

--------------------------------------------------------------------------------
Basic Materials--94.4%

--------------------------------------------------------------------------------
Chemicals--4.2%

AMCOL International Corp.                                 60,000     $   723,750
--------------------------------------------------------------------------------
Carbide/Graphite Group, Inc. (The)(1)                     10,000         278,125
--------------------------------------------------------------------------------
IMC Global, Inc.                                          15,000         451,875
--------------------------------------------------------------------------------
Johnson Matthey plc                                      202,500       1,820,035
--------------------------------------------------------------------------------
Quimica Minera Chile SA, Sponsored ADR                    20,000         670,000
                                                                     -----------
                                                                       3,943,785

--------------------------------------------------------------------------------
Gold & Platinum--77.8%

--------------------------------------------------------------------------------
Diamond Mining & Marketing--0.7%

SouthernEra Resources Ltd.(1)                            150,000         647,720
--------------------------------------------------------------------------------
Gold--0.6%

Greenstone Resources Ltd.(1)                             150,000         566,118
--------------------------------------------------------------------------------
Gold Mining: Australia--9.6%

Acacia Resources Ltd.                                  1,130,000       1,203,570
--------------------------------------------------------------------------------
Aurora Gold Ltd.(1)                                      150,000         112,393
--------------------------------------------------------------------------------
Centaur Mining & Exploration Ltd.(1)                   2,094,000         726,154
--------------------------------------------------------------------------------
Delta Gold NL                                          1,000,000       1,226,110
--------------------------------------------------------------------------------
Goldfields Ltd.                                          200,000         222,929
--------------------------------------------------------------------------------
Great Central Mines NL                                   400,000         381,457
--------------------------------------------------------------------------------
Lihir Gold Ltd.(1)                                     1,000,000       1,232,303
--------------------------------------------------------------------------------
Lihir Gold Ltd., Sponsored ADR(1)                         50,000       1,218,750
--------------------------------------------------------------------------------
Newcrest Mining Ltd.(1)                                  700,000         858,277
--------------------------------------------------------------------------------
Ranger Minerals NL(1)                                    100,000         222,310
--------------------------------------------------------------------------------
Resolute Ltd.(1)                                         942,000         571,665
--------------------------------------------------------------------------------
Sons of Gwalia Ltd.                                      453,019       1,122,124
                                                                     -----------
                                                                       9,098,042

--------------------------------------------------------------------------------
Gold Mining: Canada--21.6%

Barrick Gold Corp.                                       292,000       5,602,750
--------------------------------------------------------------------------------
Bema Gold Corp.(1)                                       500,000         809,225
--------------------------------------------------------------------------------
Cambior, Inc.                                            285,000       1,676,423
--------------------------------------------------------------------------------
Goldcorp, Inc., Cl. A(1)                                 225,000       1,055,733
--------------------------------------------------------------------------------
Kinross Gold(1)                                          560,000       1,885,020
--------------------------------------------------------------------------------
Placer Dome, Inc.                                        530,000       6,214,120
--------------------------------------------------------------------------------
Prime Resource Group, Inc.                               175,800       1,231,342
--------------------------------------------------------------------------------
Rio Narcea Gold Mines Ltd.(1)                            100,000         221,687
--------------------------------------------------------------------------------
TVX Gold, Inc.(1)                                        400,000       1,225,000
--------------------------------------------------------------------------------
Viceroy Resources Corp.(1)                               300,000         469,215
                                                                     -----------
                                                                      20,390,515

                   11 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Investments  (Continued)

--------------------------------------------------------------------------------

                                                                    Market Value
                                                       Shares       See Note 1

--------------------------------------------------------------------------------
Gold Mining: South Africa--8.1%

Anglogold Ltd.                                            61,500     $ 2,495,492
--------------------------------------------------------------------------------
Anglogold Ltd., Sponsored ADR                             48,000         973,848
--------------------------------------------------------------------------------
Ashanti Goldfields Co. Ltd., Sponsored GDR               156,120       1,268,475
--------------------------------------------------------------------------------
Gold Fields of South Africa Ltd.                         100,000       1,154,495
--------------------------------------------------------------------------------
Harmony Gold Mining Co.(1)                               100,000         415,958
--------------------------------------------------------------------------------
IAMGOLD, International African Mining Gold Corp.(1)      200,000         510,016
--------------------------------------------------------------------------------
Western Areas Gold Mining Co. Ltd.                       245,000         790,320
                                                                     -----------
                                                                       7,608,604

--------------------------------------------------------------------------------
Gold Mining: United States--14.4%

Battle Mountain Gold Co.                                 150,000         890,625
--------------------------------------------------------------------------------
Getchell Gold Corp.(1)                                   157,000       2,413,875
--------------------------------------------------------------------------------
Homestake Mining Co.                                     280,000       2,905,000
--------------------------------------------------------------------------------
Newmont Mining Corp.                                     310,871       7,344,327
                                                                     -----------
                                                                      13,553,827

--------------------------------------------------------------------------------
Gold Related Investment--14.3%

Euro-Nevada Mining Corp.                                 442,000       6,026,417
--------------------------------------------------------------------------------
Franco-Nevada Mining Corp. Ltd.                          203,000       4,023,993
--------------------------------------------------------------------------------
Normandy Mining Ltd.                                   4,186,946       3,422,438
                                                                     -----------
                                                                      13,472,848

--------------------------------------------------------------------------------
Platinum Mining--8.5%

Anglo American Platinum Corp. Ltd.                        73,600         805,973
--------------------------------------------------------------------------------
Anglo American Platinum Corp. Ltd., ADR                  113,718       1,245,292
--------------------------------------------------------------------------------
Stillwater Mining Co.(1)                                 222,000       6,021,750
                                                                     -----------
                                                                       8,073,015

                                                                     -----------
                                                                      73,410,689

--------------------------------------------------------------------------------
Metals--12.4%

--------------------------------------------------------------------------------
Aluminum--0.5%

Kaiser Aluminum Corp.(1)                                  50,000         478,125
--------------------------------------------------------------------------------
Copper--0.2%

Freeport-McMoRan Copper & Gold, Inc., Cl. A               10,000         142,500
--------------------------------------------------------------------------------
Metals: Diversified--5.9%

Aluminum Co. of America                                   23,000       1,516,562
--------------------------------------------------------------------------------
Brush Wellman, Inc.                                       15,000         308,437
--------------------------------------------------------------------------------
Cia de Minas Buenaventura SA, Sponsored ADR, Series B     35,600         467,250
--------------------------------------------------------------------------------
Cia Vale do Rio Doce, Preference                         130,000       2,540,189
--------------------------------------------------------------------------------
Dia Met Minerals Ltd., Cl. B(1)                           50,000         765,024
                                                                     -----------
                                                                       5,597,462

                   12 Oppenheimer Gold & Special Minerals Fund

                                                                    Market Value
                                                     Shares         See Note 1

--------------------------------------------------------------------------------
Metals: Miscellaneous--5.8%

Caemi Mineracao e Metalurgia SA                          100,000     $     5,793
--------------------------------------------------------------------------------
Cameco Corp.                                              20,000         557,618
--------------------------------------------------------------------------------
Impala Platinum Holdings Ltd.                            180,000       1,543,288
--------------------------------------------------------------------------------
Korea Zinc Co.                                           100,000         779,315
--------------------------------------------------------------------------------
Lepanto Consolidated Mining Co., Cl. B                10,000,000         107,913
--------------------------------------------------------------------------------
Major Drilling Group International, Inc.(1)               20,000         112,204
--------------------------------------------------------------------------------
PT International Nickel Indonesia                         80,000          42,162
--------------------------------------------------------------------------------
RMI Titanium Co.(1)                                       70,000       1,592,500
--------------------------------------------------------------------------------
Union Miniere SA                                           8,000         494,491
--------------------------------------------------------------------------------
Westralian Sands Ltd.                                    100,000         207,448
                                                                     -----------
                                                                      11,660,819

                                                                     -----------
Total Common Stocks (Cost $97,706,329)                                89,015,293

================================================================================
Preferred Stocks--1.7%

--------------------------------------------------------------------------------
Ashanti GSM Ltd. Redeemable Preferred, A Shares(2)        88,888         137,777
--------------------------------------------------------------------------------
Battle Mountain Gold Co., $3.25 Cum. Cv.                  34,500       1,580,531
                                                                     -----------
Total Preferred Stocks (Cost $1,900,877)                               1,718,308

                                                     Units

================================================================================
Rights, Warrants and Certificates--0.0%

--------------------------------------------------------------------------------
Resolute Ltd. Rts., Exp. 7/98 (Cost $0)                  137,571           1,533

                                                     Face
                                                     Amount(3)

================================================================================
Convertible Corporate Bonds and Notes--1.6%

--------------------------------------------------------------------------------
Lonrho Finance plc, 6% Cv. Gtd. Bonds, 2/27/04(GBP)

(Cost $1,521,959)                                    $ 1,000,000       1,536,185

================================================================================
Repurchase Agreements--1.4%

--------------------------------------------------------------------------------
Repurchase agreement with Salomon Smith Barney Holdings, Inc., 5.90%, dated 6/30/98, to be repurchased at $1,300,213 on 7/1/98, collateralized by U.S. Treasury Bonds, 8.75%-11.25%, 2/15/15-2/15/19, with a value

of $1,334,565 (Cost $1,300,000)                        1,300,000       1,300,000

--------------------------------------------------------------------------------
Total Investments, at Value (Cost $102,429,165)             99.1%     93,571,319
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                              0.9         838,840
                                                     -----------     -----------
Net Assets                                                 100.0%    $94,410,159
                                                     ===========     ===========

1. Non-income producing security.

2. Identifies issues considered to be illiquid or restricted--See Note 5 of Notes to Financial Statements. 3. Face amount is reported in U.S. Dollars, except for those denoted in the following currency: GBP--British Pound Sterling

See accompanying Notes to Financial Statements.

                   13 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Assets and Liabilities  June 30, 1998

--------------------------------------------------------------------------------



=============================================================================================
Assets

Investments, at value (cost $102,429,165)--see accompanying statement           $  93,571,319
---------------------------------------------------------------------------------------------
Cash                                                                                  103,393

---------------------------------------------------------------------------------------------
Receivables:

Shares of beneficial interest sold                                                  1,123,696
Interest and dividends                                                                 83,500

---------------------------------------------------------------------------------------------
Other                                                                                   8,593

                                                                                -------------
Total assets                                                                       94,890,501

=============================================================================================
Liabilities Payables and other liabilities:

Shares of beneficial interest redeemed                                                143,836
Trustees' fees--Note 1                                                                103,759
Shareholder reports                                                                    75,185
Investments purchased                                                                  69,231
Distribution and service plan fees                                                     55,897
Transfer and shareholder servicing agent fees                                           6,916
Custodian fees                                                                          3,935
Other                                                                                  21,583
                                                                                -------------
Total liabilities                                                                     480,342

=============================================================================================
Net Assets                                                                      $  94,410,159
                                                                                =============

=============================================================================================
Composition of Net Assets

Paid-in capital                                                                 $ 128,195,864
---------------------------------------------------------------------------------------------
Overdistributed net investment income                                                 (97,629)

---------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign currency transactions    (24,830,325)

---------------------------------------------------------------------------------------------
Net unrealized depreciation on investments and translation of assets and

liabilities denominated in foreign currencies                                      (8,857,751)

                                                                                -------------
Net assets                                                                      $  94,410,159
                                                                                =============

                   14 Oppenheimer Gold & Special Minerals Fund

================================================================================
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $78,458,152 and 8,905,765 shares of beneficial interest outstanding) _______ $8.81 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price) ___________________________________________________
$9.35

--------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $10,680,957 and 1,227,753 shares of beneficial interest outstanding) ____ $8.70

--------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,271,050 and 604,682 shares of beneficial interest outstanding) _______ $8.72

See accompanying Notes to Financial Statements.

                   15 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statement of Operations For the Year Ended June 30, 1998

--------------------------------------------------------------------------------

================================================================================
Investment Income

Dividends (net of foreign withholding taxes of $87,663)            $  1,544,078
--------------------------------------------------------------------------------
Interest                                                                508,826

                                                                   ------------
Total income                                                          2,052,904

================================================================================
Expenses

Management fees--Note 4                                                 877,463
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:

Class A                                                                 212,635
Class B                                                                 101,446
Class C                                                                  42,138
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4                   350,260
--------------------------------------------------------------------------------
Shareholder reports                                                      75,477

--------------------------------------------------------------------------------
Custodian fees and expenses                                              46,311

--------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                      46,202
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              24,229
--------------------------------------------------------------------------------
Insurance expenses                                                        7,386

--------------------------------------------------------------------------------
Other                                                                     2,586

                                                                   ------------
Total expenses                                                        1,786,133

================================================================================
Net Investment Income                                                   266,771

================================================================================
Realized and Unrealized Loss Net realized loss on:

Investments                                                         (12,350,200)
Foreign currency transactions                                        (3,183,046)

                                                                   ------------
Net realized loss                                                   (15,533,246)

--------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation on:

Investments                                                         (24,543,053)
Translation of assets and liabilities denominated in
foreign currencies                                                   (2,547,543)
                                                                   ------------
Net change                                                          (27,090,596)

                                                                   ------------
Net realized and unrealized loss                                    (42,623,842)

================================================================================
Net Decrease in Net Assets Resulting from Operations               $(42,357,071)
                                                                   ============

See accompanying Notes to Financial Statements.

                   16 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Statements of Changes in Net Assets

--------------------------------------------------------------------------------


                                                                Year Ended June 30,
                                                                1998            1997

=============================================================================================

Operations

Net investment income                                           $     266,771   $     377,451
---------------------------------------------------------------------------------------------
Net realized gain (loss)                                          (15,533,246)      1,028,198
---------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation             (27,090,596)    (18,420,129)
                                                                -------------   -------------
Net decrease in net assets resulting from operations              (42,357,071)    (17,014,480)

=============================================================================================
Dividends and Distributions to Shareholders Dividends from net investment income:

Class A                                                              (360,008)       (302,998)

=============================================================================================
Beneficial Interest Transactions
Net increase (decrease) in net assets
resulting from beneficial interest
transactions--Note 2:
Class A                                                           (10,099,835)    (19,702,023)
Class B                                                             5,712,711       4,828,099
Class C                                                             2,776,982       2,887,566

=============================================================================================
Net Assets

Total decrease                                                    (44,327,221)    (29,303,836)
---------------------------------------------------------------------------------------------
Beginning of period                                               138,737,380     168,041,216
                                                                -------------   -------------
End of period [including undistributed (overdistributed)

net investment income of $(97,629) and $263,701, respectively]  $  94,410,159   $ 138,737,380
                                                                =============   =============

See accompanying Notes to Financial Statements.

                   17 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Financial Highlights

--------------------------------------------------------------------------------


                                              Class A

                                              -------------------------------------------------------------
                                              Year Ended June 30,
                                              1998         1997         1996         1995         1994
===========================================================================================================

Per Share Operating Data
Net asset value, beginning

of period                                        $12.68       $14.15       $13.48       $13.28       $12.32
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                        .04          .04          .04          .06          .06
Net realized and unrealized
gain (loss)                                       (3.87)       (1.48)         .69          .21          .96
                                              ---------    ---------    ---------    ---------    ---------
Total income (loss) from

investment operations                             (3.83)       (1.44)         .73          .27         1.02

-----------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment

income                                             (.04)        (.03)        (.06)        (.07)        (.06)
                                              ---------    ---------    ---------    ---------    ---------
Total dividends and distributions

to shareholders                                    (.04)        (.03)        (.06)        (.07)        (.06)
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                    $8.81       $12.68       $14.15       $13.48       $13.28
                                              =========    =========    =========    =========    =========

===========================================================================================================
Total Return, at Net Asset Value(2)              (30.23)%     (10.20)%       5.44%        2.03%        8.25%

===========================================================================================================
Ratios/Supplemental Data
Net assets, end of period

(in thousands)                                  $78,458     $126,086     $161,769     $171,721     $179,015
-----------------------------------------------------------------------------------------------------------
Average net assets

(in thousands)                                 $102,501     $149,564     $171,427     $178,579     $175,093
-----------------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income (loss)                       0.32%        0.28%        0.25%        0.45%        0.50%
Expenses                                           1.43%        1.34%        1.38%        1.36%        1.31%
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                         64.9%        20.5%        37.6%        35.8%        29.5%

1. For the period from November 1, 1995 (inception of offering) to June 30, 1996. 2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

3. Annualized.

                   18 Oppenheimer Gold & Special Minerals Fund


                                              Class B                                 Class C

                                              ---------------------------------       -----------------------------------
                                              Year Ended June 30,                     Year Ended June 30,
                                              1998       1997         1996(1)         1998         1997         1996(1)
=========================================================================================================================
Per Share Operating Data
Net asset value, beginning

of period                                      $12.56       $14.11       $12.33          $12.59       $14.13       $12.33
-------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                     (.01)        (.04)        (.01)           (.01)        (.02)        (.01)
Net realized and unrealized
gain (loss)                                     (3.85)       (1.51)        1.79           (3.86)       (1.52)        1.81
                                              -------    ---------    ---------       ---------    ---------    ---------
Total income (loss) from

investment operations                           (3.86)       (1.55)        1.78           (3.87)       (1.54)        1.80

-------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment

income                                             --           --           --              --           --           --
                                              -------    ---------    ---------       ---------    ---------    ---------
Total dividends and distributions

to shareholders                                    --           --           --              --           --           --
-------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                  $8.70       $12.56       $14.11           $8.72       $12.59       $14.13
                                              =======    =========    =========       =========    =========    =========

=========================================================================================================================
Total Return, at Net Asset Value(2)            (30.73)%     (10.99)%      14.25%         (30.74)%     (10.90)%      14.41%

=========================================================================================================================
Ratios/Supplemental Data
Net assets, end of period

(in thousands)                                $10,681       $8,716       $4,882          $5,271       $3,935       $1,390
-------------------------------------------------------------------------------------------------------------------------
Average net assets

(in thousands)                                $10,150       $7,361       $2,588          $4,215       $2,672         $840
-------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income (loss)                    (0.41)%      (0.48)%      (0.25)%(3)      (0.41)%      (0.45)%      (0.26)%(3)
Expenses                                         2.21%        2.16%        2.22%(3)        2.20%        2.18%        2.19%(3)
-------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(4)                       64.9%        20.5%        37.6%           64.9%        20.5%        37.6%

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1998 were $73,641,552 and $72,306,033, respectively.

See accompanying Notes to Financial Statements.

                   19 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements

--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Gold & Special Minerals Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation by primarily investing in securities of companies engaged in mining, processing, fabricating or distributing gold or other metals or minerals in the United States and in foreign countries. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own distribution and/or service plan, expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

                   20 Oppenheimer Gold & Special Minerals Fund

Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

            The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required. As of June 30, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $16,300,000 which expires between 2000 and 2006.

                   21 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. Significant Accounting Policies   (continued)

Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended June 30, 1998, a provision of $20,921 was made for the Fund's projected benefit obligations and payments of $4,526 were made to retired trustees, resulting in an accumulated liability of $97,629 at June 30, 1998.

            The Board of Trustees has adopted a Deferred Compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of disallowed losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

            During the year ended June 30, 1998, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended June 30, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $268,093, a decrease in accumulated net realized loss of $894,773, and a decrease in paid-in capital of $626,680.

                   22 Oppenheimer Gold & Special Minerals Fund

================================================================================
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:


                      Year Ended June 30, 1998        Year Ended June 30, 1997
                      -----------------------------   -----------------------------
                      Shares          Amount          Shares          Amount

-----------------------------------------------------------------------------------
Class A:
Sold                     12,853,959   $ 135,829,366       9,092,060   $ 125,381,941
Dividends reinvested         36,061         325,275          19,635         265,853
Redeemed                (13,929,468)   (146,254,476)    (10,597,946)   (145,349,817)

                      -------------   -------------   -------------   -------------
Net decrease             (1,039,448)  $ (10,099,835)     (1,486,251)  $ (19,702,023)
                      =============   =============   =============   =============

-----------------------------------------------------------------------------------
Class B:

Sold                      1,457,504   $  15,191,579         650,210   $   8,951,921
Redeemed                   (923,519)     (9,478,868)       (302,540)     (4,123,822)
                      -------------   -------------   -------------   -------------
Net increase                533,985   $   5,712,711         347,670   $   4,828,099
                      =============   =============   =============   =============

-----------------------------------------------------------------------------------
Class C:

Sold                      2,406,210   $  24,524,520       1,715,098   $  23,557,280
Redeemed                 (2,114,188)    (21,747,538)     (1,500,859)    (20,669,714)
                      -------------   -------------   -------------   -------------
Net increase                292,022   $   2,776,982         214,239   $   2,887,566
                      =============   =============   =============   =============

                   23 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)

--------------------------------------------------------------------------------

3. Unrealized Gains and Losses on Investments

At June 30, 1998, net unrealized depreciation on investments of $8,857,846 was composed of gross appreciation of $12,361,408, and gross depreciation of $21,219,254.

--------------------------------------------------------------------------------
4. Management Fees and Other Transactions

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of net assets in excess of $800 million.

            For the year ended June 30, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $326,078, of which $77,457 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $276,714 and $27,913, respectively, of which $8,163, was paid to an affiliated broker/dealer for Class B shares. During the year ended June 30, 1998, OFDI received contingent deferred sales charges of $58,219 and $5,010, respectively, upon redemption of Class B and Class C shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

            OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

            The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended June 30, 1998, OFDI paid $4,903 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

                   24 Oppenheimer Gold & Special Minerals Fund

================================================================================
The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B or Class C shares, determined as of the close of each regular business day. During the year ended June 30, 1998, OFDI retained $89,760 and $28,516, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. At June 30, 1998, OFDI had incurred excess distribution and servicing costs of $535,917 for Class B and $85,393 for Class C.

================================================================================
5. Illiquid and Restricted Securities

At June 30, 1998, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid securities subject to this limitation at June 30, 1998 was $137,777, which represents 0.15% of the Fund's net assets.

                   25 Oppenheimer Gold & Special Minerals Fund

--------------------------------------------------------------------------------
 Notes to Financial Statements  (Continued)

--------------------------------------------------------------------------------

================================================================================
6. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

            The Fund had no borrowings outstanding during the period ended June 30, 1998.

================================================================================
7. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

            The fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against charges in foreign currency exchange rates on portfolio positions.

            Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

            Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statement of Assets of Liabilities. Realized gains and loses are reported with all foreign currency gains and losses in the Fund's Statement of Operations.

            Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                                  Appendix A

------------------------------------------------------------------------------
                           Industry Classifications

------------------------------------------------------------------------------


Aerospace/Defense                       Food and Drug Retailers
Air Transportation                      Gas Utilities
Asset-Backed                            Health Care/Drugs
Auto Parts and Equipment                Health Care/Supplies & Services
Automotive                              Homebuilders/Real Estate
Bank Holding Companies                  Hotel/Gaming
Banks                                   Industrial Services
Beverages                               Information Technology
Broadcasting                            Insurance
Broker-Dealers                          Leasing & Factoring
Building Materials                      Leisure
Cable Television                        Manufacturing
Chemicals                               Metals/Mining
Commercial Finance                      Nondurable Household Goods
Communication Equipment                 Office Equipment
Computer Hardware                       Oil - Domestic
Computer Software                       Oil - International
Conglomerates                           Paper
Consumer Finance                        Photography
Consumer Services                       Publishing
Containers                              Railroads & Truckers
Convenience Stores                      Restaurants
Department Stores                       Savings & Loans
Diversified Financial                   Shipping
Diversified Media                       Special Purpose Financial
Drug Wholesalers                        Specialty Printing
Durable Household Goods                 Specialty Retailing
Education                               Steel
Electric Utilities                      Telecommunications - Long Distance
Electrical Equipment                    Telephone - Utility
Electronics                             Textile, Apparel & Home Furnishings
Energy Services                         Tobacco
Entertainment/Film                      Trucks and Parts
Environmental                           Wireless Services
Food

------------------------------------------------------------------------------
Oppenheimer Gold & Special Minerals Fund

------------------------------------------------------------------------------

Internet Web Site:
      www.oppenheimerfunds.com

Investment Adviser
      OppenheimerFunds, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Distributor

      OppenheimerFunds Distributor, Inc.
      Two World Trade Center
      New York, New York 10048-0203

Transfer Agent
      OppenheimerFunds Services

      P.O. Box 5270
      Denver, Colorado 80217
      1-800-525-7048

Custodian Bank
      The Bank of New York
      One Wall Street
      New York, New York 10015

Independent Auditors
      KPMG Peat Marwick LLP
      707 Seventeenth Street
      Denver, Colorado 80202

Legal Counsel

      Gordon Altman Butowsky Weitzen Shalov & Wein
      114 West 47th Street

      New York, New York 10036

67890

PX410.0699